UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 6, 2012

Compuware Corporation
(Exact Name of Registrant as Specified in its Charter)

Commission File Number: 000-20900

Michigan	38-2007430
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

One Campus Martius, Detroit, Michigan	48226-5099
(Address of Principal Executive Offices)	(Zip Code)

(Registrant’s telephone number, including area code): (313) 227-7300

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02:  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective April 6, 2012, Patrick A. Stayer, formerly the Executive Vice President, Worldwide Sales for Compuware Corporation (“Compuware”), has been reassigned to the position of Chief Sales Officer and General Manager of Mainframe and Corporate Accounts as part of an effort to reorganize sales oversight responsibilities to be more consistent with the new business unit structure.  In his new role, Mr. Stayer no longer performs a policy making function for our worldwide, multiple-product sales organization and is therefore no longer deemed an executive officer of Compuware under the Securities Exchange Act of 1934.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMPUWARE CORPORATION

Date: June 6, 2012	By:	/s/ Laura L. Fournier
Laura L. Fournier
Executive Vice President
Chief Financial Officer